                                                                   EXHIBIT 10(h)


                   FORM OF OFFICER INDEMNIFICATION AGREEMENT

                  This Officer Indemnification Agreement, dated as of ____________, 1997 (this "Agreement"), is made by and between MPW Industrial Services Group, Inc., an Ohio corporation (the "Company"), and
____________________ (the "Indemnitee"), an officer of the Company.

                                    RECITALS

                  A. The Indemnitee is presently serving as an officer of the Company, and the Company desires that the Indemnitee continue serving in such capacity. The Indemnitee is willing, subject to certain conditions including the execution and performance of this Agreement by the Company, to continue serving in such capacity.

                  B. In addition to the indemnification to which the Indemnitee is entitled under the Amended Code of Regulations of the Company (the "Regulations"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and directors including the Indemnitee against certain losses arising out of any threatened, pending or completed action, suit, or proceeding to which such persons may be made or are threatened to be made parties.

                  NOW, THEREFORE, in order to induce the Indemnitee to continue to serve in his present capacity, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee agree as follows:

         1.       CONTINUED SERVICE

                  The Indemnitee shall continue to serve, at the will of the Company or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question, as an officer of the Company so long as he is duly elected and qualified in accordance with the Regulations or until he resigns in writing in accordance with applicable law.

         2.       INITIAL INDEMNITY

                  (a) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was an officer of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against any and all costs, charges, expenses (including fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith


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including any appeal of or from any judgment or decision, if the Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

                  (b) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Company to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was an officer of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification pursuant to this Section 2(b) shall be made in respect of (i) any claim, issue, or matter as to which the Indemnitee is adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless, and only to the extent that, the court of common pleas or other court in which such action, suit, or proceeding was brought determines, notwithstanding any adjudication of liability, that in view of all the circumstances of the case the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court of common pleas or other court shall deem proper, or (ii) any action or suit in which the only liability asserted against the Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code (the "ORC").

                  (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2(a) or 2(b). Such authorization shall be made (i) by the Board of Directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not and are not parties to or threatened with such action, suit, or proceeding, or (ii) if such a quorum of disinterested directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "Shareholders"), or (iv) by the court of common pleas or other court in which such action, suit, or proceeding was brought.

                  (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue, or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection


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therewith. Expenses actually and reasonably incurred by the Indemnitee in defending any such action, suit, or proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such action, suit, or proceeding under the procedure set forth in Section 4(b) hereof.

                  (e) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee, or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; the word including is used by way of illustration only and not by way of limitation; and with respect to conduct by Indemnitee in his capacity as a trustee, administrator or other fiduciary of any employee benefit plan of the Company, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants or beneficiaries of such employee benefit plan, he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.

                  (f) No amendment to the Amended Articles of Incorporation of the Company (the "Articles") or the Regulations shall deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Regulations, the ORC, or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Shareholders. In the event that the Company shall purport to adopt any amendment to its Articles or Regulations or take any other action the effect of which is to deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Articles, the Regulations, the ORC, or any such other law, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

         3.       ADDITIONAL INDEMNIFICATION

                  (a) Pursuant to Section 1701.13(E)(6) of the ORC, without limiting any right which the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Articles, the Regulations, the ORC, any policy of insurance, or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this Section 3, the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement, that he commits, suffers, permits, or acquiesces in while acting in his capacity as an officer of the Company. The payments which the Company is obligated to make pursuant to this Section 3 shall include any and all Expenses, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; provided, however, that the Company shall not be obligated under this Section 3 to make any payment in connection with any claim against the Indemnitee:


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                           (i)      to the extent of any fine or similar
governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

                           (ii)     to the extent based upon or attributable to
the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 promulgated thereunder.

                  (b) A determination as to whether the Indemnitee shall be entitled to indemnification under this Section 3 shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which this Section 3 applies shall be paid by the Company as they are actually and reasonably incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

         4.       CERTAIN PROCEDURES RELATING TO INDEMNIFICATION

                  (a) For purposes of pursuing his rights to indemnification under Section 3 hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification substantially in the form of EXHIBIT 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (A) within such 60-calendar-day period the Board shall resolve by vote of a majority of the directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under Section 3 hereof, (B) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (C) the Board shall notify Indemnitee within such period of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3 of this Agreement so long as Indemnitee follows the prescribed procedure, and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.

                  (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to the last sentence of Section 2(d) or the last sentence of Section 3(b) hereof, the Indemnitee shall submit to the Company a sworn request for advancement of Expenses substantially in the form of EXHIBIT 2 attached hereto and made a part hereof (the "Undertaking"), averring that


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he has reasonably incurred or will reasonably incur actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in Section 3, or pursuant to Section 8 hereof. Unless at the time of the Indemnitee's act or omission at issue, (i) the Articles or the Regulations prohibit such advances by specific reference to ORC Section 1701.13(E)(5)(a) or (ii) unless the only liability asserted against the Indemnitee in the subject action, suit or proceeding is pursuant to ORC Section 1701.95, the Indemnitee shall be eligible to execute Part A of the Undertaking by which he undertakes to: (A) repay such amount if (1) with respect to any action, suit, proceeding or claim (other than an action by or in the right of the Company) brought against the Indemnitee by reason of the fact that the Indemnitee is or was an officer of the Company for which the Indemnitee has received advancement of Expenses, it is determined that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or (2) with respect to any action, suit, proceeding or claim brought against the Indemnitee by or in the right of the Company for which the Indemnitee has received advancement of Expenses, the Indemnitee is adjudged to be liable for negligence or for misconduct in the performance of his duty to the Company and the court has not determined that Indemnitee is entitled to indemnification; and (B) reasonably cooperate with the Company concerning the action, suit, proceeding or claim. In all cases, the Indemnitee shall be eligible to execute Part B of the Undertaking by which he undertakes to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. In the event that the Indemnitee is eligible to and does execute both Part A and Part B of the Undertaking, the Expenses which are paid by the Company pursuant thereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking.

         5.       LIMITATION ON INDEMNITY

                  Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit, or proceeding that was initiated by the Indemnitee unless (a) such action, suit, or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (b) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (c) otherwise ordered by the court in which the suit was brought.

         6.       SUBROGATION; DUPLICATION OF PAYMENTS

                  (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.


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                  (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Regulations or otherwise) of the amounts otherwise payable hereunder.

         7.       SHAREHOLDER RATIFICATION

                  The Company may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; provided, however, that the Indemnitee's rights hereunder shall be fully enforceable in accordance with the terms hereof whether or not such ratification is sought or obtained.

         8.       FEES AND EXPENSES OF ENFORCEMENT

                  It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder, or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges, and expenses, including fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 8.

         9.       MERGER OR CONSOLIDATION

                  In the event that the Company shall be a constituent corporation in a consolidation, merger, or other reorganization, the Company, if it shall not be the surviving, resulting, or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving, or acquiring corporation in any such transaction, the Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving, or acquiring corporation as he would have with respect to the Company if its separate existence had continued.


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         10.      NONEXCLUSIVITY; NO THIRD PARTY BENEFICIARIES; SEVERABILITY

                  (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the ORC or any other statute, any insurance policy, agreement, or vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a director, officer, employee, or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors and administrators.

                  (b) Except as provided in Section 10(a), the rights to indemnification provided by this Agreement are personal to Indemnitee and are non-transferable by Indemnitee, and no party other than the Indemnitee is entitled to indemnification under this Agreement.

                  (c) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         11.      SECURITY

                  To ensure that the Company's obligations pursuant to this Agreement can be enforced by Indemnitee, the Company may, at its option, establish a trust pursuant to which the Company's obligations pursuant to this Agreement and other similar agreements can be funded.

         12.      NOTICES

                  All notices and other communications hereunder shall be in writing and shall be personally delivered or sent by recognized overnight courier service (a) if to the Company, to the then-current principal executive offices of the Company (Attention: General Counsel) or (b) if to the Indemnitee, to the last known address of Indemnitee as reflected in the Company's records. Either party may change its address for the delivery of notices or other communications hereunder by providing notice to the other party as provided in this Section 12. All notices shall be effective upon actual delivery by the methods specified in this Section 12.

         13.      GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.


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         14.      MODIFICATION

                  This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                             MPW INDUSTRIAL SERVICES GROUP, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             [INDEMNITEE]


                                             ___________________________________




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
                                                                       EXHIBIT 1


                           INDEMNIFICATION STATEMENT

STATE OF __________________________ )
                                    )       SS
COUNTY OF _________________________ )


         I, ________________ , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated ________, 1997, between MPW Industrial Services Group, Inc., an Ohio corporation (the "Company"), and the undersigned.

         2. I am requesting indemnification against costs, charges, expenses (which may include fees and expenses of attorneys and/or others), judgments, fines, and amounts paid in settlement (collectively, "Liabilities"), which have been actually and reasonably incurred by me in connection with a claim referred to in Section 3 of the aforesaid Indemnification Agreement.

         3. With respect to all matters related to any such claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
_______________________________________________________________________________
_______________________________________________________________________________.


                                  [INDEMNITEE]


                                                 _______________________________

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ____________, 1997.


                                                 _______________________________

[Seal]

         My commission expires the ____ day of _____________, 19__.

                                                                       EXHIBIT 2

                                  UNDERTAKING

STATE OF __________________________ )
                                    )       SS
COUNTY OF _________________________ )

         I, _____________________ , being first duly sworn do depose and say as follows:

         1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated __________, 1997, between MPW Industrial Services Group, Inc., an Ohio corporation (the "Company") and the undersigned.

         2. I am requesting payment of costs, charges, and expenses which I have reasonably incurred or will reasonably incur in defending an action, suit or proceeding, referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3, or pursuant to Section 8, of the aforesaid Indemnification
Agreement.

         3. The costs, charges, and expenses for which payment is requested are, in general, all expenses related to____________________________________________
_______________________________________________________________________________.

         4. Part A(1)

         I hereby undertake to: (a) repay all amounts paid pursuant hereto if
(i) with respect to any action, suit, proceeding or claim (other than an action by or in the right of the Company) brought against me by reason of the fact that I am or was an officer of the Company for which I have received advancement of Expenses, it is determined that I did not act in good faith or in a manner which I reasonably believed to be in or not opposed to the best interests of the Company or (ii) with respect to any action, suit, proceeding or claim brought against me by or in the right of the Company for which I have received advancement of Expenses, I am adjudged to be liable for negligence or misconduct in the performance of my duty to the Company and the court has not determined that I am entitled to indemnification; and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim.

--------
         1 The Indemnitee shall not be eligible to execute Part A of this Undertaking if, at the time of the Indemnitee's act or omission at issue, the Amended Articles of Incorporation] or Amended Code of Regulations of the Company prohibit such advances by specific reference to the Ohio Revised Code (the "ORC") Section 1701.13(E)(5)(a), or if the only liability asserted against the Indemnitee is in an action, suit or proceeding on the Company's behalf pursuant to ORC Section 1701.95. In the event that the Indemnitee is eligible to and does execute both Part A and Part B hereof, the costs, charges and expenses which are paid by the Company pursuant hereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B hereof.

                                  [INDEMNITEE]

         4.       Part B

                  I hereby undertake to repay all amounts paid pursuant hereto if it ultimately is determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.


                                  [INDEMNITEE]


                                                 ------------------------------

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ___________, 1997.


                                                 ------------------------------
[Seal]

                  My commission expires the _____ day of ______________, 19__.


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